                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1995 95-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1995 to July 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of August, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                    Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1995

                                       CUSIP#'S   393505-FS6,FT4,FU1,FV9,FW7,FX5
                                       TRUST ACCOUNT #3334095-0
                                       REMITTANCE DATE:  8/15/95

                                                  Total $         Per $1,000
                                                  Amount           Original
                                                -------------     ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                             $4,845,671.37

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                           0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                0.00

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate
             (6.80%, unless Weighted Average
              Contract Rate is below 6.80%)             6.80%
         b. Class A-1 Interest                     181,719.18     4.65946615
         c. Class A-2 Remittance Rate
             (7.25%, unless Weighted Average
              Contract Rate is below 7.25%)             7.25%
         d. Class A-2 Interest                     338,333.33     6.04166661
         e. Class A-3 Remittance Rate
             (7.45%, unless Weighted Average
              Contract Rate is below 7.45%)             7.45%
         f. Class A-3 Interest                     217,291.67     6.20833343
         g. Class A-4 Remittance Rate
             (7.85%, unless Weighted Average
              Contract Rate is below 7.85%)             7.85%
         h. Class A-4 Interest                     274,750.00     6.54166667
         i. Class A-5 Remittance Rate
             (8.00%, unless Weighted Average
              Contract Rate is below 8.00%)             8.00%
         j. Class A-5 Interest                     320,000.00     6.66666667
         k. Class A-6 Remittance Rate
             (8.30%, unless Weighted Average
              Contract Rate is below 8.30%)             8.30%
         l. Class A-6 Interest                     340,300.00     6.91666667

    (3)  Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                     .00            .00


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1995
                                     Page 2

                                       CUSIP#'S   393505-FS6,FT4,FU1,FV9,FW7,FX5
                                       TRUST ACCOUNT #3334095-0
                                       REMITTANCE DATE:  8/15/95

                                                      Total $         Per $1,000
                                                       Amount          Original
                                                   --------------    ------------
    (4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                         .00             .00

B.  Principal
    (5)  Formula Principal Distribution
          Amount                                     1,838,928.26             N/A
         a. Scheduled Principal                        495,679.32             N/A
         b. Principal Prepayments                    1,216,670.23             N/A
         c. Liquidated Contracts                       126,578.71             N/A
         d. Repurchases                                       .00             N/A

    (6)  Pool Scheduled Principal
          Balance                                  319,485,774.50    973.28054583
   (6a)  Pool Factor                                    .97328055

    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                                 .00

    (8)  Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)                 90.80%

    (9)  Class A Percentage for the following
         Remittance Date                                   90.75%

   (10)  Class A Principal Distribution:
         a. Class A-1                                1,838,928.26     47.15200667
         b. Class A-2                                         .00             .00
         c. Class A-3                                         .00             .00
         d. Class A-4                                         .00             .00
         e. Class A-5                                         .00             .00
         f. Class A-6                                         .00             .00

   (11)  Class A-1 Principal Balance                30,229,162.50    775.10673077
  (11a)  Class A-1 Pool Factor                          .77510673

   (12)  Class A-2 Principal Balance                56,000,000.00    1000.0000000
  (12a)  Class A-2 Pool Factor                         1.00000000

   (13)  Class A-3 Principal Balance                35,000,000.00    1000.0000000
  (13a)  Class A-3 Pool Factor                         1.00000000

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1995
                                     Page 3

                                        CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                                        TRUST ACCOUNT #3334095-0
                                        REMITTANCE DATE:  8/15/95

                                             Total $       Per $1,000
                                              Amount        Original
                                          -------------   ------------

    (14)  Class A-4 Principal Balance     42,000,000.00   1000.0000000
   (14a)  Class A-4 Pool Factor              1.00000000

    (15)  Class A-5 Principal Balance     48,000,000.00   1000.0000000
   (15a)  Class A-5 Pool Factor              1.00000000

    (16)  Class A-6 Principal Balance     49,200,000.00   1000.0000000
   (16a)  Class A-6 Pool Factor              1.00000000

    (17)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                                     .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (18)  31-59 days                       2,717,108.87             98

    (19)  60 days or more                  1,309,417.40             42

    (20)  Current Month Repossessions        363,632.48             13

    (21)  Repossession Inventory             498,851.82             18

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in May 1999)

    (22)  Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current
               Remittance Date                                    .41%

          (b)  Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                       .23%

    (23)  Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current
               Remittance Date                                    .85%

          (b)  Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                       .53%

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1995
                                     Page 4

                                        CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                                        TRUST ACCOUNT #3334095-0
                                        REMITTANCE DATE:  8/15/95

(24)  Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from May 1, 1999 to
           April 30, 2000, 6.5% from May 1, 2000 to
           April 30, 2001, 8.5% from May 1, 2001 to
           April 30, 2002 and 9.5% thereafter)                       .01%

(25)  Current Realized Losses Test

      (a)  Current Realized Losses for current Remittance
           Date                                                 27,843.38

      (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                     .02%

(26)  Class B Principal Balance Test

      (a)  Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance for prior Remittance date (must
           equal or exceed 13.5%) and the Class B Principal Balance
           as of such Remittance Date is greater than or equal
           to $6,565,132.00                                         9.20%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT         CUSIP#'S 393505-FY3
                                  July, 1995           TRUST ACCOUNT #3334095-0
                                    Page 5             REMITTANCE DATE:  8/15/95

                                                   Total $       Per $1,000
                                                   Amount         Original
                                                ------------    -------------
CLASS M1 CERTIFICATES
---------------------
 (27)  Amount available (including Monthly
       Servicing Fee)                           1,334,348.93

 A.    Interest
 (28)  Aggregate interest
       a.  Class M-1 Remittance Rate (8.65%,
            unless Weighted Average Contract
            Rate is below 8.65%)                       8.65%
       b.  Class M-1 Interest                     212,645.83       7.20833322

 (29)  Amount applied to Class M-1 Interest
        Deficiency Amount                                .00                0

 (30)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                                .00                0

 (31)  Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall           .00                0

 (32)  Remaining:
       a.  Unpaid Class M-1 Interest Shortfall           .00                0

 B.    Principal
 (33)  Formula Principal Distribution Amount
       a.  Scheduled Principal                           .00              N/A
       b.  Principal Prepayments                         .00              N/A
       c.  Liquidated Contracts                          .00              N/A
       d.  Repurchases                                   .00              N/A

 (34)  Class M-1 Principal Balance             29,500,000.00    1000.00000000
(34a)  Class M-1 Pool Factor                      1.00000000

 (35)  Class M-1 Percentage after prior
       Remittance Date                                  .00%

 (36)  Class M-1 Percentage for such Remittance
       Date                                             .00%

 (37)  Class M-1 Percentage for the following
       Remittance Date                                  .00%

 (38)  Class M-1 Principal Distribution:
       a.  Class M-1                                     .00       0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                          .00

 (39)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                              .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1995

                                                  CUSIP#'S 393505-FZ0, GA4
                                                  REMITTANCE DATE:  8/15/95

                                                      Total $       Per $1,000
                                                       Amount        Original
                                                    ------------    ----------
Class B1 Certificates
---------------------
 (1)   Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                       1,121,703.10

 (2)   Class B-1 Remittance Rate (8.60% unless
       Weighted Average Contract Rate is
       below 8.60%)                                        8.60%

 (3)   Aggregate Class B1 Interest                     93,883.33    7.16666641

 (4)   Amount applied to Unpaid Class
       B1 Interest Shortfall                                 .00           .00

 (5)   Remaining unpaid Class B1
       Interest Shortfall                                    .00           .00

 (6)   Amount applied to Class B1 Interest
       Deficiency Amount                                     .00

 (7)   Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                     .00

 (8)   Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date              .00

 (9)   Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)                 .00

 (9a)  Class B Percentage for the following
       Remittance Date                                       .00

(10)   Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)                .00

(11a)  Class B1 Principal Shortfall                          .00

(11b)  Unpaid Class B1 Principal Shortfall                   .00

(12)   Class B Principal Balance                   29,556,612.00

(13)   Class B1 Principal Balance                  13,100,000.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1995
                                     Page 2

                                            CUSIP#'S   393505-FZ0, GA4
                                            TRUST ACCOUNT #3334095-0
                                            REMITTANCE DATE:  8/15/95

                                                      Total $       Per $1,000
                                                      Amount        Original
                                                   -------------    ----------
Class B2 and C Certificates
---------------------------
(12)  Remaining Amount Available                    1,027,819.77

(13)  Class B-2 Remittance Rate (8.80%
      unless Weighted Average Contract
      Rate is less than 8.80%)                             8.80%

(14)  Aggregate Class B2 Interest                     120,681.82    7.33333325

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                  .00           .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                     .00           .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date               .00

(18)  Class B2 Principal Liquidation Loss Amount             .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)              .00

(20)  Guarantee Payment                                      .00

(21)  Class B2 Principal Balance                   16,456,612.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount and Class B2 Distribution Amount;
      if the Company is the Servicer)                 133,885.29

(23)  Class C Residual Payment                        773,252.66

(24)  Class M-1 Interest Deficiency on such
      Remittance Date                                        .00

(25)  Class B-1 Interest Deficiency on such
      Remittance Date                                        .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                   July, 1995
                                     Page 3

                                             CUSIP#'S   393505-FZ0, GA4
                                             TRUST ACCOUNT #3334095-0
                                             REMITTANCE DATE:  8/15/95

                                              Total $   Per $1,000
                                              Amount     Original
                                            ----------  ----------
(26)  Repossessed Contracts                 363,632.48

(27)  Repossessed Contracts Remaining
      in Inventory                          498,851.82

(28)  Weighted Average Contract Rate          12.04299


                                      GTFC
                                     1995-2
                                   July, 1995
                              Defaulted Contracts


                                                      Estimated
                                       Repurchase      Loss at
Account#     Principal     Interest      Amount       Sale Date
--------    -----------    --------    -----------    ---------

22321493      35,410.48      239.02      35,649.50     10,578.97
35313323      28,902.59      195.09      29,097.68      2,784.04
47300008      16,823.23      113.55      16,936.78      4,314.21
77322691      28,638.25      193.30      28,831.55      5,605.04
87318445      16,804.16      113.42      16,917.58      4,561.12
            -----------     -------    -----------    ----------

TOTALS      $126,578.71     $854.38    $127,433.09    $27,843.38
            ===========     =======    ===========    ==========